UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2007

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this report relating to the New Notes and the Registration Rights Agreement (as such terms are defined in Item 2.03) is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) On February 23, 2007, Alcoa Inc. (“Alcoa”) issued $750,000,000 aggregate principal amount of its new 5.72% Notes due February 23, 2019 (CUSIP Nos. 013817AM3 and U01347AA8) (the “2019 Notes”) and $627,182,000 aggregate principal amount of its new 5.87% Notes due February 23, 2022 (CUSIP Nos. 013817AN1 and U01347AB6) (the “2022 Notes”, and together with the 2019 Notes, the “New Notes”), in exchange for $488,600,000 aggregate principal amount of its outstanding 7- 3/8% Notes due 2010, $416,533,000 aggregate principal amount of its outstanding 6- 1/2% Notes due 2011 and $483,291,000 aggregate principal amount of its outstanding 6% Notes due 2012 (collectively, the “Old Notes”), and made cash payments to the holders of the Old Notes totaling approximately $98 million (the “Exchange Offers”). The forms of the 2019 Notes and the 2022 Notes are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

General

The New Notes are unsecured obligations of Alcoa and rank pari passu with other senior unsecured and unsubordinated indebtedness of Alcoa. The New Notes are issuable in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

Interest on the New Notes accrues from February 23, 2007 and is payable semi-annually on February 23 and August 23 of each year, commencing August 23, 2007, to the persons in whose names the New Notes are registered at the close of business on the 15th day preceding each such interest payment date. Interest on the New Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

The New Notes constitute two series of debt securities of Alcoa issued under the Indenture, dated as of September 30, 1993 (the “Indenture”), as supplemented by the First Supplemental Indenture dated January 25, 2007 (the “First Supplemental Indenture”), between Alcoa and The Bank of New York Trust Company, N.A., as successor to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as trustee. The Indenture and the First Supplemental Indenture have previously been filed with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference. A summary of the general terms and conditions of the Indenture is contained in the Registration Statement on Form S-3 (No. 333-74874) filed by Alcoa with the SEC on December 10, 2001, under the caption “Description of Senior Debt Securities”. A summary of the modifications to the Indenture made by the First Supplemental Indenture, including modifications to the events of default, which apply to debt securities of Alcoa issued under the Indenture on or after January 25, 2007, including the New Notes, is contained in the Prospectus Supplement filed by Alcoa with the SEC on January 23, 2007, under the captions “Description of the Notes – Certain Limitations”, “– Events of Default” and “– Meetings, Modification and Waiver”. Alcoa incorporates that information by reference into this Item 2.03.

Optional Redemption

Alcoa may redeem the New Notes, in whole or in part, at any time or from time to time at a redemption price equal to the greater of: (i) 100% of the principal amount to be redeemed, plus accrued interest, if any, to the redemption date; or (ii) the sum of the present values of the Remaining Scheduled Payments (as defined in the New Notes) discounted, on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate (as defined in the New Notes), plus, in each case, 15 basis points plus accrued interest to the date of redemption which has not been paid, all as more fully described in the New Notes.

Change of Control Repurchase Event

The New Notes are subject to repurchase upon the occurrence of a Change of Control Repurchase Event (as defined in the New Notes) at a repurchase price in cash equal to 101% of the aggregate principal amount of the New Notes repurchased, plus any accrued and unpaid interest on the New Notes repurchased to, but not including, the date of repurchase, all as more fully described in the New Notes.

Unregistered Securities; Registration Rights Agreement

The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. In accordance with the terms of the Exchange Offers, the New Notes were issued only (i) to holders of Old Notes that certified certain matters to Alcoa, including their status as “qualified institutional buyers” as defined in Rule 144A under the Securities Act, or (ii) outside the United States, to holders of Old Notes who are non-U.S. persons in compliance with Regulation S under the Securities Act. The New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

In connection with the issuance of the New Notes, Alcoa and the dealer managers for the Exchange Offers entered into a Registration Rights Agreement dated as of February 23, 2007 (the “Registration Rights Agreement”), a copy of which is attached hereto as Exhibit 4.5 and is incorporated herein by reference. Under the Registration Rights Agreement, Alcoa agreed, among other things, to (i) file with the SEC not later than 120 days after February 23, 2007 a registration statement with respect to a registered offer to exchange the New Notes for a new series of notes having terms identical in all material respects to the New Notes, except that such notes would not contain transfer restrictions (the “Registered Exchange Offer”); (ii) use its commercially reasonable efforts to cause that exchange offer registration statement to become effective under the Securities Act within 225 days after February 23, 2007; and (iii) use its commercially reasonable efforts to complete the Registered Exchange Offer within 270 days after February 23, 2007. Alcoa also agreed that under certain circumstances it would file a shelf registration statement with the SEC covering resales by holders of the New Notes in lieu of the Registered Exchange Offer. In the event of a Registration Default (as defined in the Registration Rights Agreement), additional interest will accrue on the principal amount of the New Notes affected by the Registration Default at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of any Registration Default and will increase to a maximum of 0.50% per annum thereafter.

The foregoing descriptions of the New Notes, the Indenture, the First Supplemental Indenture, and the Registration Rights Agreement are qualified in their entirety by reference to the New Notes, the Indenture, the First Supplemental Indenture, and the Registration Rights Agreement that are filed with or incorporated by reference as exhibits to this report.

Item 8.01.	Other Events.

In accordance with Rule 135c of the Securities Act, a copy of a press release issued by Alcoa on February 21, 2007 announcing the expiration of the Exchange Offers is attached hereto as Exhibit 99 and is incorporated herein by reference. The final amounts of the Old Notes accepted in the Exchange Offers as of the settlement date are set forth in Item 2.03 of this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

4.1	Forms of 5.72% Notes due February 23, 2019 (CUSIP Nos. 013817AM3 and U01347AA8).

4.2	Forms of 5.87% Notes due February 23, 2022 (CUSIP Nos. 013817AN1 and U01347AB6).

4.3	Indenture, dated as of September 30, 1993, between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee (undated form of Indenture incorporated by reference to exhibit 4(a) to Registration Statement No. 33-49997 on Form S-3).

4.4	First Supplemental Indenture dated January 25, 2007 between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee (incorporated by reference to exhibit 99.4 to Alcoa’s Current Report on Form 8-K dated January 25, 2007).

4.5	Registration Rights Agreement, dated as of February 23, 2007, between Alcoa Inc. and Barclays Capital Inc., Citigroup Global Markets Inc., and Morgan Stanley & Co. Incorporated.

99	Alcoa Inc. press release dated February 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Lawrence R. Purtell
Name:	Lawrence R. Purtell
Title:	Executive Vice President and General Counsel

Date: March 1, 2007

EXHIBIT INDEX

Exhibit No.	Description
4.1	Forms of 5.72% Notes due February 23, 2019 (CUSIP Nos. 013817AM3 and U01347AA8).

4.2	Forms of 5.87% Notes due February 23, 2022 (CUSIP Nos. 013817AN1 and U01347AB6).

4.3	Indenture, dated as of September 30, 1993, between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee (undated form of Indenture incorporated by reference to exhibit 4(a) to Registration Statement No. 33-49997 on Form S-3).

4.4	First Supplemental Indenture dated January 25, 2007 between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee (incorporated by reference to exhibit 99.4 to Alcoa’s Current Report on Form 8-K dated January 25, 2007).

4.5	Registration Rights Agreement, dated as of February 23, 2007, between Alcoa Inc. and Barclays Capital Inc., Citigroup Global Markets Inc., and Morgan Stanley & Co. Incorporated.

99	Alcoa Inc. press release dated February 21, 2007.